SUBSCRIPTION AGREEMENT

      This Subscription Agreement dated as of ______, 2005 (the "Agreement") is entered into by and among Amalgamated Technologies, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on Exhibit A hereto (the "Purchasers").

                                   BACKGROUND

      WHEREAS, the Company is offering in a private placement to "accredited investors" (as such term in defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act")) a minimum $1,000,000 (the "Minimum Amount") and a maximum of up to $5,000,000 (the "Maximum Amount") shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock") (each share of Common Stock is being sold at an offering price of $1.50 per share (the "Shares") (the "Offering");

      WHEREAS, the Purchaser desires to purchase that number of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth and on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

      1. Authorization and Sale of Shares.

            1.1 Authorization. The Company has, or before the Initial Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 3,333,334 shares of its Common Stock.

            1.2 Sale of Shares. Subject to the terms and conditions of this Agreement, at the applicable Closing, the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase the number of Shares set forth opposite such Purchaser's name on Exhibit A for the purchase price of $1.50 per Share. The Shares being sold under this Agreement are sometimes hereinafter collectively referred to as the "Securities." The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The Company may enter into multiple Subscription Agreements with Purchasers in respect of the Offering.

      To subscribe for Shares, this Agreement must be properly completed, executed and delivered to American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038, Attention: Henry Reinhold, accompanied by a check payable to "American Stock Transfer and Trust Company, Escrow Agent for Amalgamated Technologies, Inc." (the "Escrow Agent"). A Purchaser desiring to deliver the purchase price for the Shares in the form of wire transfer shall wire to the Escrow Agent at: JP Morgan Chase Bank, ABA# 021 000 021, Account #323 059945, Attention: American Stock Transfer & Trust Co., as agent for Amalgamated Technologies, Inc.. The minimum amount is $10,000, although, with the consent of the Company, Purchasers may subscribe for, and the Company, in its sole discretion, may accept less than the minimum amount. If the purchase price is paid by wire transfer, the Purchaser shall (i) include the Purchaser's name in the wire transfer instructions; and (ii) request from the bank or other financial institution that is originating the transfer the federal wire number with respect to the and retain that number for future reference.

            1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Shares for working capital and general corporate purposes.

      2. The Closing. The initial closing of the sale and purchase of no less than the Minimum Amount under this Agreement shall take place at such time and place as the Company may designate (the "Initial Closing," and the date on which the Initial Closing occurs, the "Initial Closing Date"). Following the Initial Closing Date, and up to March 15, 2005, the Company may hold additional closings (each, with the Initial Closing, a "Closing", and each such date, with the Initial Closing Date, a "Closing Date") at such places and times as designated by the Company until the earlier of (i) such time as the Company has sold the Maximum Amount or (ii) March 15, 2005. There is no assurance that the Maximum Amount will be sold.

            Promptly following the applicable Closing, the Company shall deliver to each of the Purchasers a certificate for the number of shares of Common Stock being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor by check or wire transfer, as specified in Exhibit A

      The Purchaser hereby authorizes and directs the Company to deliver the Securities to be issued to the Purchaser pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto.

      3. Representations of the Purchasers. Each of the Purchasers severally represents and warrants to the Company as follows:

            (a) The Purchaser has received and carefully reviewed such information and documentation relating to the Company that the Purchaser has requested, including without limitation, the Company's filings with the United States Securities and Exchange Commission (the "Commission").

            (b) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser.

            (c) The Purchaser understands that the Company has determined that the exemption from the registration provisions of the Securities Act provided by Regulation D is applicable to the offer and sale of the Securities, based, in part, upon the representations, warranties and agreements made by the Purchaser herein.

            (d) Except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Purchaser is not relying upon any information other than the results of independent investigation by the Purchaser.

            (e) The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder and this Agreement is a legally binding obligation of the Purchaser in accordance with its terms.

            (f) Regulation D.

                  (i) The Purchaser understands and acknowledges that: (A) the Securities acquired pursuant to this Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation D; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation D, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation D and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in Section 5.1 of this Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

                  (ii) The Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investment shares representing an investment decision like that involved in the purchase of the Securities.

                  (iii) The Purchaser is purchasing the Securities for his, her or its own account for investment only and has no intention of selling or distributing the Securities and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities. The Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of the Purchaser. The Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities and the Purchaser understands, acknowledges and agrees that prior to any such offer or sale, the Company may require, subject to the fulfillment of the Company's obligations under Section 6 of this Agreement, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

                  (iv) The Purchaser acknowledges that the Securities will bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR TNX TELEVISION HOLDINGS, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (g) Neither the Purchaser, nor any affiliate of the Purchaser or any person acting on his, her or its behalf, has recently sold shares of unregistered Common Stock of the Company.

      4. Condition to the Obligations of the Company. The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

            4.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date (except that any representation or warranty expressly stated to have been made or given as of a specific date need be true only as of such date).

      5. Covenants of the Company.

            5.1 Piggyback Registration Rights. If at any time the Company shall determine to register under the Securities Act any of its securities (other than on Form S-8 or Form S-4 or their then equivalents and other than shares to be issued solely (i) in connection with any acquisition of any entity or business
(ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans), it shall send to each holder of Registrable Shares (as defined below), including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein; provided that, if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall prohibit the inclusion of shares of Common Stock by selling holders in such registration statement or shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggyback") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the holders of Registrable Shares, the Company shall then be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. "Registrable Shares" means the shares of Common Stock included in the Shares; provided, however, that shares of Common Stock shall cease to be Registrable Shares upon any sale of such shares pursuant to (i) a registration statement filed under the Securities Act, or (ii) Rule 144 promulgated under the Securities Act.

      6. Transfer of Securities. The Purchaser is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

            (a) The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be null and void if the Company does not accept it as aforesaid. In the event the Company does not accept the Offering proceeds, the Offering will not be completed and all Offering proceeds will thereafter be promptly returned to the Purchasers without interest or deduction. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

            (b) Subject to applicable state securities laws, the subscription delivered to the Company by the Purchaser pursuant to this Agreement is not subject to revocation by the Purchaser, but may be rejected by the Company, in whole or in part, in the Company's sole discretion, in which event the purchase price and execution copy of this Agreement submitted will be returned (by mail) to the undersigned without interest or deduction within 15 business days thereafter.

      7. The Shares are subject to standard anti-dilution provisions in the event of forward or reverse stock splits or recapitalizations. For example, if the Company engages in a two for one reverse stock split, a holder of 100,000 Shares will be affected as follows:

                  Pre-Split Ownership:

                           100,000 Shares

                  Post-Split Ownership:

                           50,000 Shares

      8. Miscellaneous.

            8.1 Successors and Assigns. This Agreement and any rights and obligations hereunder may not be transferred or assigned by the Purchaser without the prior written consent of the Company. This Agreement shall inure to the benefit of, and be binding upon the Company and the Purchaser and their respective heirs, legal representatives and permitted assigns.

            8.2 Survival. All representations and warranties and all covenants, agreements and obligations made by the Company or the Purchasers in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing and any investigation at any time made by or on behalf of any indemnified party.

            8.3. Indemnification. The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by the Purchaser .

            8.4 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

                  (a) If to the Company, to Amalgamated Technologies, Inc., c/o Trinad Capital, 153 East 53rd Street, 48th Floor, New York, NY 10022, Attention:
Robert Ellin or to such other address as the Company or the undersigned shall have designated to the other by like notice.

                  (b) If to a Purchaser, at his, her or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

            8.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

            8.6 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the majority of the Purchasers. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            8.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            8.8 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

            8.9 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                           [signature page to follow]

SIGNATURE PAGE                                 Date Signed: __________ , 2005
---------------------------

Number of Shares:                                             _____________

Multiplied by Offering Price Per Share:              x         $1.50
                                                              ----------

Equals Amount:                      =        $
                                            -------------------

_________________________________             __________________________________
Signature                                     Second Signature
                                              (if purchasing jointly)


_________________________________             __________________________________
Printed Name                                  Printed Second Name


_________________________________             __________________________________
Entity Name                                   Entity Name


_________________________________             __________________________________
Address                                       Address


_________________________________             __________________________________
City, State and Zip Code                      City, State and Zip Code


_________________________________             __________________________________
Telephone-Business                            Telephone-Business


_________________________________             __________________________________
Facsimile-Business                            Facsimile-Business


_________________________________             __________________________________
Tax ID # or Social Security #                 Tax ID # or Social Security #

Name in which securities should be issued:  ____________________________________

================================================================================

This Agreement is agreed to and accepted as of ____________, 2005.

                                         AMALGAMATED TECHNOLOGIES, INC.


                                         By: ____________________________
                                             Name:
                                             Title: